Annual Report
December 31, 2003

Table of Contents

Shareholder Letter
Investment Portfolio
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Auditors
Performance
Privacy Notice
Proxy Voting
Tax Information
Information regarding Directors and Officers

Dear Shareholder:

It was a mostly positive year. The good news included sharp increases in corporate profits and stock prices. The less good news involved the shrinking pool of cheap stocks and the growing scandals involving some investment managers. Your 2003 and three-year cumulative returns are as follows:

	2003	Last 3 years

Nasdaq Composite	50.8%	-17.9%
S&P 500	28.7%	-11.7%
Morningstar Large Value	28.4%	-1.6%

Clipper FundSM	19.3%	24.3%

Amnesia in Action

     A wise man learns from his experience. A wiser man learns from someone else's experience so he will not make the same mistake. That was the premise of J.K. Galbraith in his book The Great Crash, a story of the stock market lunacy of the 1920's and its painful aftermath for investors. Displaying a remarkable faith in the rationality of his readers, the normally cynical Galbraith wrote, "As protection against financial illusion or insanity, memory is far better than law. .. . For protecting people from the cupidity of others and their own, history is highly utilitarian. It sustains memory and memory serves the same purpose as the SEC and on the record, is far more effective."
     It is doubtful he would write those words today. The stock market mania of the late 1990's blew right through the major valuation peaks of 1929 (e.g. higher price/earnings ratios, lower dividend yields.) This whoopee level of equity valuation was very clear at the time, not merely with the present benefit of hindsight. The general knowledge of a great past investment mania proved no barrier to the recent creation of an even greater one.
     Proving that you can't keep a good mania down, last year was an instant replay of the late 1990's though on a more muted scale. The stock market soared to generous levels, but still short of its 2000 peak. Technology stocks, particularly smaller and lower quality ones, led the parade again. For at least some investors, the relevant lesson of history seems to be that repeating the major mistake of the recent past is a really great idea.

Leaving Las Vegas

     Risk is a uniquely misleading four-letter word. It is singular in form but plural in meaning. An investor's choice of meaning for risk has major consequences for the way he thinks and for the results he achieves. In this case the choice is between two different flavors of risk -- relative and absolute.
     Relative risk is the most popular way to measure an investment manager, particularly during a bull market. How did the investment manager do relative to some benchmark such as the S&P 500? Deviating from one's benchmark also is known as "tracking error", a phrase which suggests that not tracking one's benchmark closely is professional misconduct vaguely comparable to dealing drugs.
     Even the slowest investment manager who is measured by relative risk quickly realizes the asymmetry of his personal reward and punishment. Beating his benchmark will reward him with compliments; lagging his benchmark will punish him with criticism. Since the ultimate criticism is being fired, he has a strong incentive to keep his portfolio very near a conventional structure to produce conventional results very close to his benchmark, even when that benchmark is overvalued and/or sinking. Keynes expressed the incentives of relative performance measurement elegantly: "Worldly wisdom teaches that it is better for reputation to fail conventionally than to succeed unconventionally."
     Absolute risk is a very different way of thinking. Ask a forlorn face leaving Las Vegas what he means by risk and the answer will be simple and straight to the point, "I lost my money." He has no need of benchmarks, relative comparisons or advanced mathematics to understand what happened. His money is gone.
     Absolute risk -- the measure we favor -- also is what Benjamin Graham termed permanent loss of capital. Stocks fluctuate in price but the real concern of a long-term investor is that a decline in the share price is a permanent one. That unpleasant condition is most likely when he has paid too much for a stock or holds it even when its price rises above its value. Permanent loss also can take place when the investment manager makes a mistake (we make our share) in calculating the long-term value of a company's business or when an unexpected event reduces that value. Buying and holding only stocks with a margin of safety is one way to reduce the chance of losing money permanently.
     At present levels, the stock market's absolute risk stands in contrast to the peak of "irrational exuberance" four years ago. Stocks today are priced at high levels by historical standards, but not at the extremes prevailing then. An even more significant contrast appears when moving from the broad market averages to particular stocks. Four years ago the stock market really divided into two groups -- technology and dotcom startups versus everything else. We actually found more cheap stocks then than we find now. Today's rising tide of stock prices has lifted all boats, leaky pirate vessels included.

Controversy Creates Value

     But only if you don't own the stock when the controversy erupts. We bought Tyco after considerable controversy drove the stock to low levels. Low became lower as bad news turned to worse, and we bought still more stock. Fortunately the bad news ceased, investors started to focus on Tyco's businesses instead of the misdeeds of its past CEO, and the stock price soared.
     It doesn't always work so well. Tyco was our most controversial stock as 2003 began; Freddie Mac was among our least. Freddie moved into the unwanted spotlight of accounting problems, notably a $5 billion understatement of recent earnings. We continue to believe that Freddie Mac's business is a very good one and that its stock price is very cheap, but it was not pleasant holding the stock once controversy struck.

Swindling Yourself

     For a value investor, share repurchase used to be a good indicator of a cheap stock. All companies have one of two problems with respect to cash-- where to get it or what to do with it. The use of cash to buy back stock demonstrated that a company had the high-grade problem of allocating its excess cash. Since most managements prefer to grow their companies, share repurchase also indicated that management made enhancing stockholder value a higher priority than (sometimes) less profitable expansion and acquisition.
     Much of that changed in the late 1990's. Another motive for share repurchase emerged -- offsetting the dilution from often extraordinarily generous stock option plans. Increasing the value of those option plans also became a goal and buying back stock was one way to do it. All this share repurchase took place in the context of overpriced stocks, but even the very managements who knew the facts best got caught up in the mania of the moment. In many cases they also personally held shares that were priced at levels not seen in living memory.
     There is nothing new about people who know better and still choose to buy or hold clearly overpriced equities. Galbraith again on the 1920's: "If one has been a financial genius, faith in one's genius does not dissolve at once. To the battered but unbowed genius, support of the stock of one's own company still seemed a bold, imaginative, and effective course . . .. they bought their own worthless stock. Men have been swindled by other men on many occasions. The autumn of 1929 was, perhaps, the first occasion when men succeeded on a large scale in swindling themselves."
     All this does not eliminate share repurchase as a good way to increase shareholder value when the company's stock price is cheap. It does, however, reduce the utility of stock buybacks as a means of finding cheap companies. While we generally favor share repurchase, we try to look very carefully at the motives for that allocation of corporate capital.

A Season for Scandal

     Scandal has its own season. It seldom erupts during a bull market when people focus on profits and little else. Marginal behavior is ignored, laws are bent and the line of demarcation for bad behavior is pushed out. All this reverses after the bear market arrives. Tempers flare, fingers point and the line of demarcation for bad behavior suddenly shifts back towards probity. Anyone who went right up to the old line suddenly finds himself on the wrong side of the newly shifted line of bad behavior.
     Late trading in mutual funds always has been illegal, but the line of bad behavior recently shifted to include market timing as well. Neither Clipper Fund nor its investment advisor (Pacific Financial Research) has ever had a policy of approving or promoting these practices. The Clipper Fund's prospectus prohibits these practices and we have taken active steps to ensure that these policies are enforced by third-parties (e.g. the transfer agent, mutual fund supermarkets and 401K plans) we deal with.
     Market timing is worth a separate note because it is the most widely publicized issue. Since Clipper Fund was founded 20 years ago we have attempted to identify market timers and to keep them out of the fund. Market timing is not illegal, but it is a low-grade business practice. As long-term investors ourselves, we hope to attract long-term shareholders. We hope that description includes you.
     Putting the current news in reasonable perspective is difficult because the facts are in flux. Currently it appears that the financial impact on the shareholders of affected mutual funds is small. Where the dollars are few, the real issue is one of principle. Shareholders rightly expect that their investment managers will treat them honorably and will not use their privileged position to extract unfair profits. The issue in a word is trust. We will continue to do all we can to merit that trust from you. We treat your money as we would our own, in part because we too are shareholders in the Clipper Fund.
/s/ James Gipson Chairman & President	/s/ Michael C. Sandler Co-Manager	/s/ Bruce G. Veaco Co-Manager
/s/ Peter J. Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

January 12, 2004

	Investment Portfolio
	December 31, 2003
Common Stocks (73.8%)

Shares		Value
	Advertising (2.0%)
8,826,000	The Interpublic Group of Companies, Inc.*	$137,685,600

	Computer Services (5.6%)
15,755,700	Electronic Data Systems Corporation	386,644,878

	Energy (3.3%)
28,310,400	El Paso Corporation	231,862,176

	Food & Tobacco (13.9%)
7,723,000	Altria Group Inc.	420,285,660
6,617,600	Kraft Foods, Inc. Class A	213,219,072
5,494,200	UST Inc.	196,087,998
6,216,000	Sara Lee Corporation	134,949,360
162,624	Tyson Foods Inc. Class A	2,153,142
		966,695,232

	Health Care (11.4%)
19,189,400	Tenet Healthcare Corporation*	307,989,870
5,283,900	Pfizer Inc.	186,680,187
3,749,900	HCA Inc.	161,095,704
3,324,500	Wyeth	141,125,025
		796,890,786

	Industrial & Electrical Equipment (7.5%)
16,593,900	Tyco International Ltd.	439,738,350
2,059,500	Pitney Bowes Inc.	83,656,890
		523,395,240

	Insurance & Financial Services (5.9%)
7,075,200	American Express Company	341,236,896
2,774,160	Old Republic International Corporation	70,352,698
		411,589,594

	Mortgage Finance (14.1%)
9,624,200	Freddie Mac	561,283,344
5,640,400	Fannie Mae	423,368,424
		984,651,768

	Real Estate Investments (2.0%)
1,783,400	Apartment Investment & Management Company	61,527,300
1,603,900	Equity Residential	47,331,089
1,046,200	Equity Office Properties Trust	29,973,630
		138,832,019

	Retailing (6.6%)
8,750,400	The Kroger Co.*	161,969,904
4,317,200	CVS Corporation	155,937,264
6,439,900	Safeway Inc.*	141,098,209
		459,005,377

	Securities Industry (0.5%)
557,300	Merrill Lynch and Company, Inc.	32,685,645

	Other (1.0%)
3,706,000	Time Warner Inc.*	66,670,940

	Total Common Stocks (Cost $4,482,570,167)	5,136,609,255

U.S. Government Agency Notes (6.8%)

Par Value
	US Treasury Notes (5.2%)
$ 360,000,000	3.250%, due 05/31/04	363,304,800

	Federal Home Loan Bank Board Agency Notes (1.1%)
$ 73,050,000	3.625%, due 10/15/04	74,387,546

	Federal Farm Credit Bank Agency Notes (0.5%)
$ 32,420,000	3.875%, due 12/15/04	33,206,217

	Total U.S. Government Agency Notes (Cost $468,234,383)	470,898,563

Short Term Investments (19.2%)

Par Value
	State Street Repurchase Agreements (2.4%)
$ 167,769,000	0.50%, dated 12/31/03, due 01/02/04	167,769,000

	US Treasury Bill (16.8%)
$ 1,175,030,000	0.000%, due 06/03/04	1,170,300,504

	Total Short Term Investments (Cost $1,337,923,278)	1,338,069,504

Total Investment Portfolio (99.8%) (Cost $6,288,727,828)		6,945,577,322

Cash and Receivables less Liabilities (0.2%)		17,909,908

Net Assets (100.0%)		$6,963,487,230

* Non-income producing securities.
See notes to financial statements.

Statement of Assets and Liabilities
December 31, 2003

Assets:
Investment Portfolio:
Investment securities, at market value (identified cost: $6,288,727,828)	$6,945,577,322

Cash	282
	6,945,577,604

Receivable for:
Fund shares sold	18,407,000
Dividends and interest	12,008,318
Directed commission recapture (Note 5)	36,854
	30,452,172
	6,976,029,776
Liabilities:
Payable for:
Accrued expenses (Including $5,688,718 due adviser)	6,855,841
Fund shares repurchased	5,686,705
	12,542,546

Net Assets: (equivalent to $87.97 per share on 79,161,567 shares of Capital Stock outstanding--200,000,000 shares authorized)	$6,963,487,230

Components of Net Assets:

Paid-in Capital	$6,306,674,620
Undistributed appreciation of investments (Note 4)	656,849,494
Distribution in excess of net investment income	(33,757)
Distribution in excess of realized capital gains	(3,127)
Net assets at December 31, 2003	$6,963,487,230

________________________
See notes to financial statements.

Statement of Operations
Year Ended December 31, 2003

Investment Income:
Dividends		$108,253,920
Interest		11,870,786
Total Investment Income		120,124,706

Expenses:
Management fee (Note 2)	$56,928,901
Transfer agent	5,406,093
Postage and other	920,592
Custodian and accounting	626,019
Registration fees	345,298
Printing	126,233
Insurance	62,377
Legal	44,712
Auditing	28,000
Directors' fees (Note 2)	15,000
Investment Company Institute dues	3,750
Taxes	800
Miscellaneous	4,080

Total Expenses		64,511,855
Net Investment Income		55,612,851

Net Realized and Unrealized Gain on Investments:
Realized gain on investments (excluding short-term investments):
Proceeds from investments sold	2,860,266,877
Cost of investments sold	2,735,842,621
Net realized gain on investments (Notes 3, 4 and 5)		124,424,256
Unrealized appreciation (depreciation) of investments:
Beginning of year	(240,953,287)
End of year (Note 4)	656,849,494
Increase in unrealized appreciation of investments		897,802,781
Net realized and unrealized gain on investments		1,022,227,037
Net Increase in Net Assets Resulting from Operations		$1,077,839,888

________________________
See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2003	2002
Increase in Net Assets:
Operations:
Net investment income	$55,612,851	$66,381,461
Net realized gain on investments (Notes 3, 4 and 5)	124,424,256	133,917,998
Net unrealized appreciation (depreciation) of investments	897,802,781	(537,298,777)
Net increase (decrease) in net assets resulting from operations	1,077,839,888	(336,999,318)

Distributions to Shareholders from:
Net investment income	(56,058,541)	(66,003,733)
Net realized capital gain	(124,424,734)	(134,947,561)
Decrease in net assets resulting from distributions	(180,483,275)	(200,951,294)
Capital Stock Transactions:
Proceeds from Capital Stock sold
(28,887,751 and 46,327,592 shares, respectively)	2,261,554,658	3,859,838,477
Proceeds from Capital Stock purchased by reinvestment of dividends
and distributions ( 2,025,240 and 2,553,466 shares, respectively)	173,583,282	193,323,146
Cost of Capital Stock redeemed
(17,801,437 and 14,979,971 shares, respectively)	(1,371,251,318)	(1,198,097,634)
Increase in net assets resulted from Capital Stock transactions	1,063,886,622	2,855,063,989
Total increase in net assets	1,961,243,235	2,317,113,377
Net Assets:
Beginning of year (includes $408,697 and $30,969 of undistributed
net investment income, respectively)	5,002,243,995	2,685,130,618
End of year (includes $0 and $408,697 of
undistributed net investment income, respectively)	$6,963,487,230	$5,002,243,995

________________________
See notes to financial statements

Financial Highlights

	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Data:
Net asset value, beginning of year	$75.73	$83.53	$79.25	$65.28	$75.37

Income (loss) from investment operations: Net investment income	0.72	1.05	1.08	1.83	2.27

Net realized and unrealized gain (loss) on investments	13.87	(5.65)	7.03	22.40	(3.96)

Total income (loss) from investment operations	14.59	(4.60)	8.11	24.23	(1.69)

Less distributions:
Dividends from net investment income (Note 4)	(0.73)	(1.05)	(1.08)	(1.86)	(2.25)

Distributions of Return of Capital	-	-	-	(0.02)	-

Distributions from net realized gain on investments (Note 4)	(1.62)	(2.15)	(2.75)	(8.38)	(6.15)

Net asset value, end of year	$87.97	$75.73	$83.53	$79.25	$65.28

Total Return	19.3%	-5.5%	10.3%	37.4%	-2.0%

Ratios and Supplemental Data:
Net assets ($000,000's), end of year	$6,963	$5,002	$2,685	$1,366	$961

Ratio of expenses to average net assets (Note 5):	1.13%	1.12%	1.12%	1.11%	1.11%

Ratio of net investment income to average net assets	0.98%	1.60%	1.72%	2.88%	2.54%

Portfolio turnover rate	25%	48%	23%	46%	63%

Number of shares outstanding at end of year (000's)	79,162	66,050	32,144	17,241	14,716

________________________
See notes to financial statements.

Notes to Financial Statements
December 31, 2003

note 1 -- The Clipper FundSM ("Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The investment objective of the Fund is long-term capital growth and capital preservation achieved primarily by investing in equity and equity substitute securities that are considered by Fund management and the Investment Adviser to have long-term capital appreciation potential. Bonds may be used when they are judged to offer higher potential long-term returns than stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America:

(a)

Security Valuation -- Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair value. Discounts and premiums are accreted and amortized over the life of the respective securities. Short term investments are stated at amortized cost, which approximates value. All other assets of the Fund, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.

(b)

Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required

(c).

Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(d).	Other -- Security transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
(e).

Guarantees -- In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote..

note 2 -- The Investment Adviser's management fee is equal to 1% per annum of the Fund's average daily net asset value. The management fee is accrued daily in computing the net asset value per share.

Each Director who is not an interested person of the Investment Adviser is compensated by the Fund at the rate of $1,250 per quarter.

note 3 -- The cost of securities purchased (excluding short-term investments) for the year ended December 31, 2003, was $3,819,493,803. The cost of securities held is the same for Federal income tax and financial reporting purposes. Realized gains or losses are based on the specific identification method.

note 4 -- During the year ended December 31, 2003, the Fund realized net capital gains of $124,424,256 from securities transactions for Federal income tax and financial reporting purposes. Distributions are based on net investment income and net realized gains determined on a tax basis, which are the same for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$-
Undistributed long-term gains	-
Gross unrealized appreciation	$872,648,279
Gross unrealized depreciation	$215,798,785

The tax character of distributions paid was as follows:	2003	2002
From ordinary income including short-term capital gains	$127,504,438	$151,254,912
From long-term capital gains	$ 52,978,837	$ 49,696,382

note 5 -- During the year ended December 31, 2003, the total amount of transactions and related commissions with respect to which the Fund directed brokerage transactions to brokers, in order to reduce security transaction costs, was $622,116,992 and $1,056,404 respectively, of which $759,672 in commissions were recaptured to offset security transaction costs, which were passed through to the shareholder as realized gains.

Prior to 2003, commissions recaptured under these directed brokerage arrangements were accounted for by reducing operating expenses. In 2003, it was determined that recaptured commissions should more appropriately be reported as capital gains rather than an expense offset. Accordingly, beginning in 2003, recaptured commissions from these arrangements were included in realized gains. Amounts for fiscal year 2002 have been reclassified. Expense offset amounts for years prior to 2002 were not significant. The classification of recaptured commissions has no effect on net asset values or total return.

note 6 -- As of December 31, 2003, the Fund held State Street Bank repurchase agreements, collateralized by U.S. Government Agency Notes, due April 21, 2004, and July 7, October 20, and November 15, 2005, respectively. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller (State Street Bank & Trust Co.) of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Report of Independent Auditors

To the Shareholders and Board of Directors of Clipper FundSM:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clipper FundSM (the "Fund") at December 31, 2003, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other independent accountants whose report, dated January 18, 2002, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Los Angeles, California
January 16, 2004

(UNAUDITED)

(UNAUDITED)

Performance
December 31, 2003
Return
	CLIPPER	Morningstar Large Value	S&P 500
Compounded Annual Returns:
One year	19.3%	28.4%	28.7%
Three Years	7.5%	(0.5%)	(4.1%)
Five Years	10.8%	2.0%	(0.6%)
Ten Years	15.9%	9.6%	11.1%
Fifteen Years	15.2%	10.8%	12.2%
Since Inception (February 29, 1984)	16.0%	11.9%	13.3%

Risk

Third Quarter, 2001	(2.5%)	(12.3%)	(14.7%)

Fourth Quarter, 1987	(7.5%)	(19.2%)	(22.5%)

Cumulative Decline During Down Quarters	(61.3%)	(76.1%)	(79.4%)

Beta Since Inception (February 29, 1984)	0.57	0.85	1.00

Standard Deviation	13.24	14.67	16.50

Notes

All returns are historical and include changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results. Investment return and principal value of investments fluctuate. Investor's shares, when redeemed, may be worth more or less than their original cost.

Clipper FundSM 's performance is compared with that of the S&P 500 Index, an unmanaged index of 500 companies widely recognized as representative of the equity market in general and the Morningstar Large Value Funds Index, an index of 1,023 actively managed large value mutual funds monitored by Morningstar.

SHAREHOLDER PRIVACY NOTICE

     The Clipper FundSM collects nonpublic personal information about you but never discloses this information to third parties and has no intention of doing so. The sources used to collect your information are:

  Information we receive from you on applications or other forms; and
  Information about your transactions with others, such as your financial advisor, or us.

     The Clipper FundSM will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions are met:

  Clipper FundSM receives your prior written consent;
  Clipper FundSM believes the recipient is your authorized representative;
  Clipper FundSM is permitted by law to disclose the information to the recipient in order to service your account(s); or
  Clipper FundSM is required by law to disclose information to the recipient.

     If you decide to close your account(s) or become an inactive customer, the Clipper FundSM will adhere to the privacy policies and practices as described in this notice.
     If you hold shares of the Clipper FundSM through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
     Clipper FundSM restricts access to your personal and account information to those employees who need to know that information to provide you products or services. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

  PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, free of charge, by contacting the Fund at 800-776-5033.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2003 is available, upon request, free of charge, by contacting the Fund at 800-776-5033.

(UNAUDITED)

SHAREHOLDER TAX INFORMATION

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the Federal Tax status of certain distributions received by shareholders during such fiscal year.
     Congress enacted the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") in May of 2003. The 2003 Tax Act put in place new tax rates for certain dividends and capital gains distributed by the Fund. We suggest that you consult a professional tax advisor to determine how this information may apply to your specific tax situation.

Income Dividends - Effective January 1, 2003, certain dividends included in net investment income received by the Fund during 2003 qualify for a reduced tax rate. The allocation of net investment income distributed in 2003 was as follows:

Per Share
Qualified Dividend Distribution	$ 0.54
Non-Qualified Dividend Distribution	0.19
Total	$ 0.73

Short-Term Capital Gains - Short-term capital gain distributions of $0.93 per share are taxable as ordinary income.

Long-Term Capital Gains - The 2003 Tax Act enacts new tax rates for capital gains realized on or after May 6, 2003 through December 31, 2008. The allocation of realized capital gains distributed in 2003 was as follows:

Per Share
Pre-May 6 Capital Gain	$ 0.03
May 6 and beyond Capital Gain	0.52
Qualified 5-Year Gain	0.14
Total	$ 0.69

Corporate Dividends - Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 56.5% of the dividends paid by the Fund from net investment income represent qualifying dividends.

Federal Obligation Interest - For states permitting pass-through of federal obligation interest, 6.2% of the dividends paid by the Fund from net investment income represent qualifying interest. However, none of this qualifies for the State of California.

Dividends and distributions from retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

(UNAUDITED)

INFORMATION REGARDING THE DIRECTORS AND OFFICERS
			Principal	Number of
Name, Address, and Age	Position (s) Held with Fund	Term of Office and Length of Time Served	Occupation (s) During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held

James H. Gipson* 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (61) (*interested party)	President, Chairman of the Board, and Director	One year and inception	President Chairman of the Board, and Portfolio Manager, PFR	One	None

F. Otis Booth, Jr. 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (79)	Director (independent)	One year and inception	Private investor	One	None

Norman B. Williamson 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (71)	Director (independent)	One year and inception	Private investor	One	None

Lawrence P. McNamee 9601 Wilshire Blvd #800 Beverly Hills, CA 90210 (68)	Director (independent)	One year and inception	Retired educator	One	None

Michael C. Sandler 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (48)	Vice President	One year and inception	Vice President, Director, and Portfolio Manager, PFR	One	None

Michael Kromm 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (58)	Secretary, Treasurer, Compliance Officer	One year and since 1991	Operations Manager, Compliance Officer, PFR	One	None

     While the Adviser acts as a sub-adviser to two other funds, the PBHG Clipper Focus Fund a member of the PBHG Funds and the Counsel Focus Value Portfolio and acts as a co-sub-adviser to the Preferred Value Fund, a member of the Preferred Group of Mutual Funds, none of the above listed Officers or Directors of the Fund own beneficially any outstanding shares of capital stock of these Funds.
     * Mr. Gipson is an interested person of the Fund, as defined in the 1940 Act, as amended, by virtue of his affiliation with the Adviser.
     None of the Directors, who are not "interested persons" of the Fund own shares of the Advisor or its parent company, Old Mutual (US) Holdings, Inc.
     Additional information about the Fund's directors is included in the Statement of Additional Information and is available, upon request, free of charge, by contacting the Fund at 800-776-5033.

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr.biz

DIRECTORS	ANNUAL REPORT December 31, 2003
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
Boston Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.

CF 4QTR 1203